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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 1, 2007


                         Luminent Mortgage Trust 2007-2
               (Exact name of registrant as specified in charter)



        Delaware                     333-140604               20-5024575
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  (State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)              File Number)            Identification No.)


           101 California Street, 13th Floor, San Francisco, CA 94111
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (415) 978-3000
                                                           -----------------


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         (Former name or former address, if changed since last report.)
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Item 8.01. Other Events.

     Lares Asset Securitization, Inc. (the "Registrant") registered issuance of its Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (333-140604) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $657,045,520 aggregate principal amount of Class A and Class B of its Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 (collectively, the "Certificates") on May 1, 2007. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated February 28, 2007, as supplemented by the Prospectus Supplement dated April 30, 2007 (the "Prospectus Supplement") to file a copy of the Pooling Agreement.

     The Certificates were issued pursuant to a Pooling Agreement, dated as of April 1, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee. A copy of the Pooling Agreement is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

     (a)  Financial Statements of business acquired.

          Not  applicable.

     (b)  Pro Forma financial information.

          Not  applicable.

     (c)  Exhibits.

1.1 Underwriting Agreement, dated as of May 1, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Citigroup Global Markets, Inc., as lead underwriter and Greenwich Capital Markets, Inc., as co-underwriter.

4.1 Pooling Agreement, dated as of April 1, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee.

99.1 Custodial Agreement, dated as of May 1, 2007, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee.

99.2 Flow Master Seller's Warranties and Servicing Agreement by and between J.P. Morgan Mortgage Acquisition Corp. and National City Mortgage Co., dated February 24, 2004.

99.3 Regulation AB Amendment, dated as of March 1, 2006, by and between National City Mortgage Co. and J.P. Morgan Mortgage Acquisition Corp.

99.4 Assignment, Assumption and Recognition Agreement by and among J.P. Morgan Mortgage Acquisition Corp., Maia Mortgage Finance Statutory Trust and National City Mortgage Co., dated as of April 17, 2007.

99.5 Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among National City Mortgage Co., Lares Asset Securitization, Inc., Maia Mortgage Finance Statutory Trust, Wells Fargo Bank, N.A. and acknowledged by HSBC Bank USA.

99.6 Mortgage Loan Purchase and Sale Agreement by and among Maia Mortgage Finance Statutory Trust, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Washington Mutual Mortgage Securities Corp., dated as of November 1, 2006 (filed as Exhibit 99.2 to the Current Report on Form 8-K filed on February 9, 2007 (SEC File No. 333-13508404) and incorporated by reference herein).

99.7 Servicing Agreement by and among Maia Mortgage Finance Statutory Trust, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Washington Mutual Bank, dated as of November 1, 2006 (filed as Exhibit
     99.4 to the Current Report on Form 8-K filed on February 9, 2007 (SEC File No. 333-13508404) and incorporated by reference herein).

99.8 Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among Washington Mutual Bank, FA, Lares Asset Securitization, Inc., Maia Mortgage Finance Statutory Trust, Wells Fargo Bank, N.A. and acknowledged by HSBC Bank USA.

99.9 Master Mortgage Loan Purchase and Interim Servicing Agreement by and between HomeBanc Mortgage Corporation and Citigroup Global Markets Realty Corp., dated December 1, 2006.

99.10 Assignment and Recognition Agreement by and among Citigroup Global Markets Realty Corp., Maia Mortgage Finance Statutory Trust and HomeBanc Mortgage Corporation, dated as of March 30, 2007.

99.11 Assignment and Assumption Agreement by and among Citigroup Global Markets Realty Corp., Maia Mortgage Finance Statutory Trust and HomeBanc Mortgage Corporation, dated as of March 30, 2007.

99.12 Servicing Agreement by and among Maia Mortgage Finance Statutory Trust, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Wells Fargo Bank, N.A., dated as of April 25, 2006.

99.13 Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among Wells Fargo Bank, N.A. in its capacities as Servicer, Master Servicer and Securities Administrator, Lares Asset Securitization, Inc., Maia Mortgage Finance Statutory Trust, and acknowledged by HSBC Bank USA.

99.14 Flow Sale and Servicing Agreement by and among Maia Mortgage Finance Statutory Trust, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and IndyMac Bank F.S.B., dated as of April 21, 2006 (filed as Exhibit 99.6 to the Current Report on Form 8-K filed on February 9, 2007 (SEC File No. 333-13508404) and incorporated by reference herein).

99.15 Reconstituted  Servicing Agreement,  dated as of May 1, 2007, by and among
     IndyMac Bank, F.S.B., Lares Asset Securitization, Inc., Maia Mortgage Finance Statutory Trust, Wells Fargo Bank, N.A. and acknowledged by HSBC Bank USA.

99.16 Standard Terms and Provisions of Sale and Servicing Agreement by and among Maia Mortgage Finance Statutory Trust, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Residential Funding Company, LLC, dated as of March 30, 2006 (filed as Exhibit 99.4 to the Current Report on Form 8-K filed October 13, 2006 (SEC File No. 333-13508401) and incorporated by reference herein).

99.17 First Amendment to Standard Terms and Provisions of Sale and Servicing Agreement by and among the seller, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and Residential Funding Company, LLC,
dated August 30, 2006 (filed as Exhibit 99.5 to the Current Report on Form 8-K filed October 13, 2006 (SEC File No. 333-13508401) and incorporated by reference herein).

99.18 Reference Agreement, dated August 30, 2006 by and between Maia Mortgage Finance Statutory Trust and Residential Funding Company, LLC (filed as
     Exhibit 99.8 to the Current Report on Form 8-K filed October 13, 2006 (SEC File No. 333-13508401) and incorporated by reference herein).

99.19 The Reconstituted Servicing Agreement, dated as of May 1, 2007, by and among Residential Funding Company, LLC, Lares Asset Securitization, Inc., Maia Mortgage Finance Statutory Trust, Wells Fargo Bank, N.A. and acknowledged by HSBC Bank USA.

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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 1, 2007                         LARES ASSET SECURITIZATION, INC.


                                            By: /s/ Christopher J. Zyda
                                            Name:  Christopher J. Zyda
                                            Title:  Chief Financial Officer
























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                                  Exhibit Index



Exhibit No.                                                                               Page


1.1  The  Underwriting  Agreement,  dated as of May 1, 2007,  by and among Lares
     Asset  Securitization,  Inc., a Delaware  corporation,  as depositor,  Maia
     Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted  and  agreed  to  by  Citigroup  Global  Markets,  Inc.,  as  lead
     underwriter  and  Greenwich  Capital  Markets,   Inc.,  as  co-underwriter......[Electronic Format]

4.1  The Pooling Agreement,  dated as of April 1, 2007, by and among Lares Asset
     Securitization,  Inc., a Delaware corporation,  as depositor, Maia Mortgage
     Finance Statutory Trust, a Maryland business trust, as seller,  Wells Fargo
     Bank, N.A., a national banking association, as securities administrator and as master servicer,  and HSBC Bank USA,  National  Association,  a national banking association, as trustee.................................................[Electronic Format]

99.1 Custodial  Agreement,  dated as of May 1, 2007,  by and between Wells Fargo
     Bank,  N.A.,  as  custodian  and HSBC Bank USA,  National  Association,  as trustee.........................................................................[Electronic Format]

99.2 Flow Master Seller's Warranties and Servicing Agreement by and between J.P.
     Morgan  Mortgage  Acquisition  Corp.  and National City Mortgage Co., dated
     February 24, 2004...............................................................[Electronic Format]

99.3 Regulation AB Amendment, dated as of March 1, 2006, by and between National
     City  Mortgage  Co. and J.P.  Morgan  Mortgage  Acquisition  Corp...............[Electronic Format]

99.4 Assignment,  Assumption and Recognition  Agreement by and among J.P. Morgan
     Mortgage  Acquisition  Corp.,  Maia Mortgage  Finance  Statutory  Trust and
     National City Mortgage Co., dated as of April 17, 2007..........................[Electronic Format]

99.5 Reconstituted  Servicing  Agreement,  dated as of May 1, 2007, by and among
     National City Mortgage Co., Lares Asset Securitization, Inc., Maia Mortgage
     Finance  Statutory  Trust,  Wells Fargo Bank, N.A. and acknowledged by HSBC
     Bank USA........................................................................[Electronic Format]

99.6 Mortgage  Loan  Purchase  and Sale  Agreement  by and among  Maia  Mortgage
     Finance Statutory Trust, Luminent Mortgage Capital,  Inc., Mercury Mortgage
     Finance  Statutory Trust and Washington  Mutual Mortgage  Securities Corp.,
     dated as of November 1, 2006 (filed as Exhibit  99.2 to the Current  Report on Form 8-K filed on  February  9, 2007  (SEC  File No.  333-13508404)  and
     incorporated by reference herein)................................................[Electronic Format]

99.7 Servicing  Agreement by and among Maia Mortgage  Finance  Statutory  Trust,
     Luminent Mortgage Capital,  Inc.,  Mercury Mortgage Finance Statutory Trust
     and Washington  Mutual Bank, dated as of November 1, 2006 (filed as Exhibit
     99.4 to the Current  Report on Form 8-K filed on February 9, 2007 (SEC File
     No. 333-13508404) and incorporated by reference herein)..........................[Electronic Format]

99.8 Reconstituted  Servicing  Agreement,  dated as of May 1, 2007, by and among
     Washington Mutual Bank, FA, Lares Asset Securitization, Inc., Maia Mortgage
     Finance  Statutory  Trust,  Wells Fargo Bank, N.A. and acknowledged by HSBC
     Bank USA.........................................................................[Electronic Format]

99.9 Master  Mortgage  Loan  Purchase  and Interim  Servicing  Agreement  by and
     between HomeBanc  Mortgage  Corporation and Citigroup Global Markets Realty
     Corp., dated December 1, 2006....................................................[Electronic Format]

99.10 Assignment and Recognition Agreement by and among Citigroup Global Markets
     Realty Corp.,  Maia Mortgage Finance  Statutory Trust and HomeBanc Mortgage
     Corporation, dated as of March 30, 2007..........................................[Electronic Format]

99.11 Assignment and Assumption  Agreement by and among Citigroup Global Markets
     Realty Corp.,  Maia Mortgage Finance  Statutory Trust and HomeBanc Mortgage
     Corporation, dated as of March 30, 2007..........................................[Electronic Format]

99.12 Servicing  Agreement by and among Maia Mortgage  Finance  Statutory Trust,
     Luminent Mortgage Capital,  Inc.,  Mercury Mortgage Finance Statutory Trust
     and Wells Fargo Bank, N.A., dated as of April 25, 2006...........................[Electronic Format]

99.13 Reconstituted  Servicing Agreement,  dated as of May 1, 2007, by and among
     Wells Fargo Bank,  N.A. in its capacities as Servicer,  Master Servicer and
     Securities  Administrator,  Lares Asset Securitization,  Inc. Maia Mortgage
     Finance Statutory Trust and acknowledged  by HSBC Bank USA.......................[Electronic Format]

99.14 Flow Sale and  Servicing  Agreement  by and among  Maia  Mortgage  Finance
     Statutory Trust, Luminent Mortgage Capital,  Inc., Mercury Mortgage Finance
     Statutory Trust and IndyMac Bank F.S.B.,  dated as of April 21, 2006 (filed as Exhibit 99.6 to the Current Report on Form 8-K filed on February 9, 2007
     (SEC File No. 333-13508404) and incorporated by reference herein).................[Electronic Format]

99.15 Reconstituted  Servicing Agreement,  dated as of May 1, 2007, by and among
     IndyMac  Bank,  F.S.B.,  Lares Asset  Securitization,  Inc.,  Maia Mortgage
     Finance  Statutory  Trust,  Wells Fargo Bank, N.A. and acknowledged by HSBC
     Bank USA..........................................................................[Electronic Format]

99.16 Standard Terms and Provisions of Sale and Servicing Agreement by and among
     Maia Mortgage Finance Statutory Trust,  Luminent  Mortgage  Capital,  Inc.,
     Mercury Mortgage Finance  Statutory Trust and Residential  Funding Company,
     LLC,  dated as of March 30,  2006  (filed as  Exhibit  99.4 to the  Current
     Report on Form 8-K filed October 13, 2006 (SEC File No.  333-13508401)  and incorporated by reference herein).................................................[Electronic Format]

99.17 First  Amendment to Standard  Terms and  Provisions  of Sale and Servicing
     Agreement by and among the seller, Luminent Mortgage Capital, Inc., Mercury
     Mortgage  Finance  Statutory Trust and Residential  Funding  Company,  LLC,
     dated August 30, 2006 (filed as Exhibit 99.5 to the Current  Report on Form
     8-K filed October 13, 2006 (SEC File No.  333-13508401) and incorporated by reference herein).................................................................[Electronic Format]

99.18 Reference  Agreement,  dated August 30, 2006 by and between Maia  Mortgage
     Finance  Statutory Trust and  Residential  Funding  Company,  LLC (filed as
     Exhibit 99.8 to the Current  Report on Form 8-K filed October 13, 2006 (SEC
     File No. 333-13508401) and incorporated by reference herein)......................[Electronic Format]

99.19 The  Reconstituted  Servicing  Agreement,  dated as of May 1, 2007, by and among Residential Funding Company, LLC, Lares Asset  Securitization,  Inc.,
     Maia  Mortgage  Finance  Statutory  Trust,   Wells  Fargo  Bank,  N.A.  and
     acknowledged by HSBC Bank USA.....................................................[Electronic Format]
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